UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2020

Precigen, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-36042	26-0084895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20374 Seneca Meadows Parkway Germantown, Maryland	20876
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (301) 556-9900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	PGEN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, at the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) of Precigen, Inc. (the “Company”) held on June 19, 2020, upon recommendation of the Board of Directors of the Company (the “Board”), the Company’s shareholders approved an amendment to the Precigen, Inc. Amended and Restated 2013 Omnibus Incentive Plan, as amended (the “Plan”), to increase the number of shares of the Company’s common stock authorized for issuance under the Plan by 2,000,000 shares (the “Amendment”).

Descriptions of the Plan and the Amendment are set forth on pages 33 to 41 of the definitive Proxy Statement on Schedule 14A for the 2020 Annual Meeting that was filed with the Securities and Exchange Commission on April 29, 2020, which descriptions are incorporated by reference herein. The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 19, 2020, the Company held the 2020 Annual Meeting. At the 2020 Annual Meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for a one-year term, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, (iii) approved a non-binding advisory resolution approving the compensation of the named executive officers, and (iv) approved the Amendment.

Proposal 1 –Election of Directors

	For	Against	Abstain	Broker Non-Votes
Randal J. Kirk	106,467,222	1,787,155	233,548	47,491,839
Cesar L. Alvarez	98,473,886	9,550,239	463,800	47,491,839
Steven R. Frank	105,458,125	2,539,381	670,419	47,491,839
Vinita D. Gupta	106,413,330	1,407,857	666,738	47,491,839
Fred Hassan	106,649,156	1,168,109	670,660	47,491,839
Jeffrey B. Kindler	102,511,172	5,310,896	665,857	47,491,839
Dean J. Mitchell	106,481,441	1,427,923	578,561	47,491,839
Helen Sabzevari	107,190,995	1,044,535	252,395	47,491,839
Robert B. Shapiro	106,593,623	1,350,969	543,333	47,491,839
James S. Turley	106,602,421	1,304,409	581,095	47,491,839

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020

For	Against	Abstain	Broker Non-Votes
154,172,413	1,379,004	428,347	—

Proposal 3 – Non-binding Advisory Resolution Approving the Compensation of the Named Executive Officers

For	Against	Abstain	Broker Non-Votes
104,775,781	3,111,445	600,699	47,491,839

Proposal 4 – Approval of the Amendment to the Precigen, Inc. Amended and Restated 2013 Omnibus Incentive Plan

For	Against	Abstain	Broker Non-Votes
105,471,151	2,482,532	534,242	47,491,839

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment to the Precigen, Inc. Amended and Restated 2013 Omnibus Incentive Plan, as amended, effective as of June 19, 2020.

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2020

PRECIGEN, INC.

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer